UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York		10003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York		10003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On September 20 , 2018, a Consolidated Edison, Inc. (“Con Edison”) subsidiary entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) pursuant to which it agreed to purchase Sempra Solar Holdings, LLC, a Sempra Energy subsidiary, (the “Acquisition”) for $1,540 million, subject to closing adjustments, including working capital, (the “Purchase Price”). Sempra Solar Holdings, LLC has ownership interests in 981 MW AC of operating renewable electric production projects, including its 379 MW AC share of projects in which its subsidiaries have a 50 percent ownership interest and Con Edison subsidiaries have the remaining ownership interests, and certain development rights with respect to solar electric production and energy storage projects. Most of the operating projects that are not jointly owned have tax equity investors to which a percentage of earnings, tax attributes and cash flows are allocated. Sempra Solar Holdings, LLC subsidiaries have $576 million of existing project debt. Con Edison subsidiaries have $506 million of existing project debt associated with their share of the jointly-owned projects. Con Edison has been accounting for its subsidiaries’ interests in the jointly-owned projects under the equity method. Upon the closing of the Acquisition (the “Closing”), Con Edison expects to account for these projects and the other projects acquired on a consolidated basis.

The Purchase and Sale Agreement includes certain customary representations, warranties, covenants and indemnification provisions. The Acquisition is subject to customary closing conditions, including, among other things, expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approvals of the Federal Energy Regulatory Commission and the U.S. Department of Energy. Con Edison has guaranteed certain obligations of its subsidiary under the Purchase and Sale Agreement, including the payment of the Purchase Price. Citigroup Global Markets Inc. and its affiliates have committed to provide bridge financing for the Acquisition, subject to certain customary conditions. The Closing is expected to occur near the end of 2018. Either party may terminate the Purchase and Sale Agreement under certain circumstances, including, subject to certain conditions and possible extension, if the Closing does not occur on or before March 19, 2019.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 2 to this report.

ITEM 7.01 Regulation FD Disclosure

On September 20, 2018, Con Edison issued a press release and a presentation regarding the Acquisition. A copy of the press release and the presentation are “furnished” as Exhibits 99.1 and 99.2 to this report pursuant to Item 7.01 of Form 8-K, and the information contained therein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that section or deemed to be incorporated by reference into the company’s filings under the Securities Act of 1933.

ITEM 8.01 Other Events

Con Edison plans to meet its 2018 capital requirements through internally-generated funds and the issuance of securities. The company has increased its estimates of the amount of common equity and long-term debt it plans to issue in 2018 to reflect funding required for the Acquisition. The company has also increased the amount of long-term debt it plans to issue at Consolidated Edison Company of New York, Inc. (“CECONY”) and Orange and Rockland Utilities, Inc. (together with CECONY, the “Utilities”). The company’s financing plans now include the issuance of between $1,800 million and $2,400 million of long-term debt at the Utilities (of which the Utilities already have issued $1,125 million in 2018), the issuance of up to $825 million of long-term debt secured by ownership interests in the projects being acquired or, pending the issuance of such debt, other borrowings to fund the Acquisition, and the issuance of additional debt secured by its existing renewable electric production projects. The plans now also include the issuance of up to $1,165 million of common equity, including $715 million to fund the Acquisition, in addition to equity under its dividend reinvestment, employee stock purchase and long term incentive plans.

Forward-Looking Statements

This report contains forward-looking statements that are intended to qualify for the safe-harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements of future expectations and not facts. Words such as “forecasts,” “expects,” “estimates,” “anticipates,” “intends,” “believes,” “plans,” “will” and similar expressions identify forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made, and speak only as of that time. Actual results or developments may differ materially from those included in the forward-looking statements because of various factors such as when the Acquisition is completed, if at all, and those factors identified in reports Con Edison has filed with the Securities and Exchange Commission, including that the company’s subsidiaries are extensively regulated and are subject to penalties; its utility subsidiaries’ rate plans may not provide a reasonable return; it may be adversely affected by changes to the utility subsidiaries’ rate plans; the intentional misconduct of employees or contractors could adversely affect it; the failure of, or damage to, its subsidiaries’ facilities could adversely affect it; a cyber-attack could adversely affect it; it is exposed to risks from the environmental consequences of its subsidiaries’ operations; a disruption in the wholesale energy markets or failure by an energy supplier could adversely affect it; it has substantial unfunded pension and other postretirement benefit liabilities; its ability to pay dividends or interest depends on dividends from its subsidiaries; it requires access to capital markets to satisfy funding requirements; changes to tax laws could adversely affect it; its strategies may not be effective to address changes in the external business environment; and it also faces other risks that are beyond its control. The company assumes no obligation to update forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 2	Purchase and Sale Agreement, dated as of September 20, 2018, by and between Sempra Solar Portfolio Holdings, LLC and CED Southwest Holdings, Inc.

Exhibit 99.1	Press release, dated as of September 20, 2018, furnished pursuant to Item 7.01 of Form 8-K.

Exhibit 99.2	Presentation, dated as of September 20, 2018, furnished pursuant to Item 7.01 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller

Date: September 20, 2018